Exhibit 10.4

SUBSCRIPTION AGREEMENT

Pacific Ethanol, Inc.
400 Capitol Mall, Suite 2060
Sacramento, California 95814

Gentlemen:

The undersigned (the “Investor”) hereby confirms its agreement with you as follows:

1. This Subscription Agreement, including the Terms and Conditions For Purchase of Units attached hereto as Annex I (collectively, this “Agreement”) is made as of the date set forth below between Pacific Ethanol, Inc., a Delaware corporation (the “Company”), and the Investor.

2. The Company has authorized the sale and issuance to certain investors of up to an aggregate of 6,000,000 units (the “Units”), each consisting of (i) one share (the “Share,” collectively, the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”), (ii) one warrant (the “Warrant” and, together, the “Warrants”) to purchase 0.50 shares of Common Stock (and the fractional amount being the “Warrant Ratio”), in substantially the form attached hereto as Exhibit B, subject to adjustment by the Company’s Board of Directors, or a committee thereof, for a purchase price of $4.75 per Unit (the “Purchase Price”).  The Shares issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares” and, together with the Units, the Shares and the Warrants, are referred to herein as the “Securities”.

3. The offering and sale of the Units (the “Offering”) are being made pursuant to (1) an effective Registration Statement on Form S-3, File No. 333-143617 (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”), filed by the Company with the Securities and Exchange Commission (the “Commission”), (2) if applicable, certain “free writing prospectuses” (as that term is defined in Rule 405 under the Securities Act of 1933, as amended (the “Act”)), that have been or will be filed with the Commission and delivered to the Investor on or prior to the date hereof and (3) a Prospectus Supplement (the “Prospectus Supplement” and together with the Base Prospectus, the “Prospectus”) containing certain supplemental information regarding the Units and terms of the Offering that will be filed with the Commission and delivered to the Investor (or made available to the Investor by the filing by the Company of an electronic version thereof with the Commission), along with the Company's counterpart to this Agreement and (iv) if the Company has filed an abbreviated registration statement to register additional securities pursuant to Rule 462(b) (the “462(b) Registration Statement”), then any reference herein to the Registration Statements shall also be deemed to include such 462(b) Registration Statement.

4. The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor the Units set forth below for the aggregate purchase price set forth below.  The Units shall be purchased pursuant to the Terms and Conditions for Purchase of Units attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.  The Investor acknowledges that the Offering is not being underwritten by the placement agent (the “Placement Agent”) named in the Prospectus Supplement and that there is no minimum offering amount.

5. The manner of settlement of the Shares included in the Units purchased by the Investor shall be as follows:

Delivery versus payment (“DVP”) through the Depository Trust Company (“DTC”) (i.e., at closing, the Company shall issue Shares registered in the Investor’s name and address as set forth below and released by American Stock Transfer & Trust Company (the “Transfer Agent”) directly to the account(s) at Lazard Capital Markets LLC (“LCM”) identified by the Investor; upon receipt of such Shares, LCM shall promptly electronically deliver such shares to the Investor, and simultaneously therewith payment shall be made by LCM by wire transfer to the Company)  NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE INVESTOR AND THE COMPANY, THE INVESTOR SHALL:

(I)	NOTIFY LCM OF THE ACCOUNT OR ACCOUNTS AT LCM TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH INVESTOR, AND

(II)
CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT LCM TO BE CREDITED WITH THE SECURITIES BEING PURCHASED BY THE INVESTOR HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE UNITS BEING PURCHASED BY THE INVESTOR.

IT IS THE INVESTOR’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DVP IN A TIMELY MANNER.  IF THE INVESTOR DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE UNITS OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE UNITS MAY NOT BE DELIVERED AT CLOSING TO THE INVESTOR OR THE INVESTOR MAY BE EXCLUDED FROM THE OFFERING ALTOGETHER.

6.           The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or persons known to it to be affiliates of the Company, (b) it is not a FINRA member or an Associated Person (as such term is defined under the FINRA Membership and Registration Rules Section 1011) as of the Closing, and (c) neither the Investor nor any group of Investors (as identified in a public filing made with the Commission) of which the Investor is a part in connection with the Offering, acquired, or obtained the right to acquire, 20% or more of the Common Stock (or securities convertible into or exercisable for Common Stock) or the voting power of the Company on a post-transaction basis.  Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

7.           The executed Warrant shall be delivered in accordance with the terms thereof.

8.           The Investor represents that it has received (or otherwise had made available to it by the filing by the Company of an electronic version thereof with the Commission) the Base Prospectus, dated July 27, 2007, which is a part of the Company’s Registration Statement, the documents incorporated by reference therein and any free writing prospectus (collectively, the “Disclosure Package”), prior to or in connection with the receipt of this Agreement.  The Investor acknowledges that, prior to the delivery of this Agreement to the Company, the Investor will receive certain additional information regarding the Offering, including pricing information (the “Offering Information”). Such information may be provided to the Investor by any means permitted under the Act, including the Prospectus Supplement, a free writing prospectus and oral communications.

9.           No offer by the Investor to buy the Units will be accepted and no part of the Purchase Price will be delivered to the Company until the Investor has received the Offering Information and the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or LCM on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer.  An indication of interest will involve no obligation or commitment of any kind until the Investor has been delivered the Offering Information and this Agreement is accepted and countersigned by or on behalf of the Company.

Number of Shares: ___________________________________

Number of Warrants:  _________________________________

Purchase Price Per Unit: $______________________________

Aggregate Purchase Price: $____________________________

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of:  May __, 2008

_______________________________
INVESTOR

By: _____________________________
Print Name:________________________
Title: ____________________________
Address: _________________________
_________________________________

Agreed and Accepted
this ___ day of May, 2008:

PACIFIC ETHANOL, INC.

By: _________________________________
Title:

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF UNITS

1.           Authorization and Sale of the Units.  Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Units.

2.           Agreement to Sell and Purchase the Units; Placement Agent.

2.1           At the Closing (as defined in Section 3.1), the Company will sell to the Investor, and the Investor will purchase from the Company, upon the terms and conditions set forth herein, the respective number of Units set forth on the last page of the Agreement to which these Terms and Conditions for Purchase of Units are attached as Annex I (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.

2.2           Investor acknowledges that the Company has agreed to pay Lazard Capital Markets LLC (the “Placement Agent” or “LCM”) a fee (the “Placement Fee”) in respect of the sale of Units to the Investor.

2.3           The Company has entered into a Placement Agent Agreement, dated the date hereof (the “Placement Agreement”), with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Investor, which shall be a third party beneficiary thereof.  The Company confirms that neither it nor any other Person acting on its behalf has provided the Investor with any information that constitutes or could reasonably be expected to constitute material, nonpublic information, except as will be disclosed in the Prospectus and the Company’s Form 8-K filed with the Commission in connection with the Offering.  The Company understands and confirms that the Investor will rely on the foregoing representations in effecting transactions in securities of the Company.

3.           Closings and Delivery of the Shares, Warrants and Funds.

3.1           Closing.  The completion of the purchase and sale of the Units (the “Closing”) shall occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Investor will be notified in advance by the Placement Agent, in accordance with Rule 15c6-1 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  At the Closing, (a) the Company shall cause the Transfer Agent to deliver to the Investor the number of Shares set forth on the Signature Page registered in the name of the Investor or, if so indicated on the Investor Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor, (b) the Company shall cause to be delivered to the Investor a Warrant to purchase a number of whole Warrant Shares determined by multiplying the number of Shares (and Units) set forth on the signature page by the Warrant Ratio, and rounding down to the nearest whole number and (c) the aggregate purchase price for the Units being purchased by the Investor will be delivered by or on behalf of the Investor to the Company.

3.2           Conditions to the Company’s Obligations.  (a)  The Company’s obligation to issue and sell the Units to the Investor shall be subject to: (i) the receipt by the Company of the purchase price for the Units being purchased hereunder as set forth on the Signature Page and (ii) the accuracy of the representations and warranties made by the Investor and the fulfillment of those undertakings of the Investor to be fulfilled prior to the Closing Date.

(b)           Conditions to the Investor’s Obligations.  The Investor’s obligation to purchase the Units will be subject to the condition that the Placement Agent shall not have: (a) terminated the Placement Agreement pursuant to the terms thereof or (b) determined that the conditions to the closing in the Placement Agreement have not been satisfied.

3.3           Delivery of Funds.

Delivery Versus Payment through The Depository Trust Company.  The Investor has elected to settle the Shares purchased by such Investor by delivery versus payment through DTC; no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall confirm that the account or accounts at LCM to be credited with the Shares being purchased by the Investor have a minimum balance equal to the aggregate purchase price for the Units being purchased by the Investor.

3.4           Delivery of Shares and Warrants.

Delivery Versus Payment through The Depository Trust Company.  The Investor has elected to settle the Shares purchased by such Investor by delivery versus payment through DTC; no later than one (1) business day after the execution of this Agreement by the Investor and the Company, the Investor shall notify LCM of the account or accounts at LCM to be credited with the Shares being purchased by such Investor.  On the Closing Date, the Company shall deliver the Shares to the Investor through DTC directly to the account(s) at LCM identified by Investor and simultaneously therewith payment shall be made by LCM by wire transfer to the Company.  In addition, on the closing Date, the Company shall deliver or cause to be delivered by overnight courier the Warrant purchased by such Investor.

4.           Representations, Warranties and Covenants of the Investor.

The Investor acknowledges, represents and warrants to, and agrees with, the Company and the Placement Agent that:

4.1           The Investor (a) is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Units, including investments in securities issued by the Company and investments in comparable companies, (b) has answered all questions on the Signature Page and the Investor Questionnaire and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) in connection with its decision to purchase the number of Units set forth on the Signature Page, has received and is relying solely upon (i) the Disclosure Package and the documents incorporated by reference therein and (ii) the Offering Information.

4.2           (a) No action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of any of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities in any jurisdiction outside the United States where action for that purpose is required, (b) if the Investor is outside the United States, it will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering material, in all cases at its own expense and (c) the Placement Agent is not authorized to make and has not made any representation, disclosure or use of any information in connection with the issue, placement, purchase and sale of the Securities, except as set forth or incorporated by reference in the Base Prospectus or the Prospectus Supplement.

4.3           (a) The Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as to the enforceability of any rights to indemnification or contribution that may be violative of the public policy underlying any law, rule or regulation (including any federal or state securities law, rule or regulation).

4.4           The Investor understands that nothing in this Agreement, the Prospectus or any other materials presented to the Investor in connection with the purchase and sale of the Units constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Units.

4.5           Since the time at which the Placement Agent first contacted such Investor about the Offering, the Investor has not engaged in any purchases or sales of the securities of the Company (including, without limitation, any Short Sales (as defined herein) involving the Company’s securities), and has not violated its obligations of confidentiality.  The Investor covenants that it will not engage in any purchases or sales of the securities of the Company (including Short Sales) or disclose any information about the contemplated offering (other than to its advisors that are under a legal obligation of confidentiality) prior to the time that the transactions contemplated by this Agreement are publicly disclosed.  Each Investor agrees that it will not use any of the Securities acquired pursuant to this Agreement to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.  For purposes hereof, “Short Sales” include, without limitation, all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Exchange Act, whether or not against the box, and all types of direct and indirect stock pledges, forward sales contracts, options, puts, calls, short sales, swaps, “put equivalent positions” (as defined in Rule 16a-1(h) under the Exchange Act) and similar arrangements (including on a total return basis), and sales and other transactions through non-US broker dealers or foreign regulated brokers.

5.           Survival of Representations, Warranties and Agreements; Third Party Beneficiary.  Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Investor herein will survive the execution of this Agreement, the delivery to the Investor of the Units being purchased and the payment therefor.  The Placement Agent and Lazard Fréres & Co. shall be third party beneficiaries with respect to the representations, warranties and agreements of the Investor in Section 4 hereof.

6.           Notices.  All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:

(a)	if to the Company, to:

Pacific Ethanol, Inc.
400 Capitol Mall, Suite 2060
Sacramento, California 95814
Attention:  Christopher Wright
Facsimile: (916) 446-3937

with copies to:

Rutan & Tucker, LLP
611 Anton Boulevard, 14th Floor
Costa Mesa, California 92626
Attention: Larry A. Cerutti, Esq.
Facsimile: (714) 546-9035

(b) if to the Investor, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

7.           Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

8.           Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.

9.           Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

10.           Governing Law.  This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.

11.           Counterparts.  This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.  The Company and the Investor acknowledge and agree that the Company shall deliver its counterpart to the Investor along with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission).

12.           Confirmation of Sale.  The Investor acknowledges and agrees that such Investor’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement (or the filing by the Company of an electronic version thereof with the Commission), shall constitute written confirmation of the Company’s sale of Units to such Investor.

13.           Press Release.  The Company and the Investor agree that the Company shall issue a press release announcing the Offering and disclosing all material terms and conditions of the Offering prior to the opening of the financial markets in New York City on the business day immediately after the date hereof.

14.           Termination.  In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.